Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Sharing Services, Inc. (the "Company") does hereby certify, to the best of such officer's knowledge, that:

1. The Quarterly Report on Form 10-Q of Sharing Services, Inc. fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period ended July 31, 2018.

Dated: September 14, 2018

/s/ John Thatch

John Thatch

President and Chief Executive Officer